UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2012

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida		34108-2710
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Health Management Associates, Inc. (the “Company”) previously reported on a Current Report on Form 8-K dated January 5, 2012 that Timothy R. Parry had announced his intent to retire from the Company. In recognition of his sixteen years of service to the Company, Mr. Parry and Hospital Management Services of Florida, Inc., a subsidiary of the Company, entered into an agreement on January 19, 2012 in respect of his retirement (the “Agreement”). A brief description of the terms and conditions of the Agreement are summarized below. Such description is qualified by reference to the full and complete version of the Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

After Mr. Parry retires from the Company on March 2, 2012, he will receive a payment of $329,004. Thereafter, Mr. Parry will receive a payment of $229,004 on or about each of March 2, 2013 and March 2, 2014. Additionally, Mr. Parry will be paid for twenty days of unused vacation time on or about March 2, 2012. If Mr. Parry elects to purchase health insurance continuation coverage as provided under the Consolidated Omnibus Budget Reconciliation Act for himself and his eligible dependents, the Company will pay the related premiums during the three-year period ending March 2, 2015. In accordance with Section 4.3 of the Fourth Amendment and Restatement of the Health Management Associates, Inc. Supplemental Executive Retirement Plan (the “SERP”), the Company’s Board of Directors waived certain requirements thereunder to allow Mr. Parry to qualify for benefits. The SERP, which was previously filed and included as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated December 2, 2008, is incorporated herein by reference.

Item 8.01	Other Events.

On January 17, 2012, the Company issued a press release providing additional information pertaining to Mr. Parry’s resignation. The Company’s press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Agreement and Release, dated as of January 19, 2012, between Hospital Management Services of Florida, Inc., a subsidiary of Health Management Associates, Inc., and Timothy R. Parry.

99.2	Press release issued by Health Management Associates, Inc. on January 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Date: January 20, 2012	By:	/s/ Gary S. Bryant
Gary S. Bryant
Vice President and Controller